SUMMARY OF PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

2. SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a)
Basis of presentation

        The consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP.

        The accompanying consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company's ability to operate profitably, to generate cash flows from operations and to arrange adequate financing to support its working capital requirements. During the year ended December 31, 2012, the solar industry was negatively impacted by a number of factors, including excess capacity, reduction of government incentives in key solar markets, higher import tariffs and the European debt crisis. These factors contributed to declining average selling prices ("ASP") throughout the industry, including the Company's products. The Company suffered a net loss of $195,468,691 and used cash of $147,758,937 in operating activities for the year ended December 31, 2012. As of December 31, 2012, the Company had cash and cash equivalents of $141,968,182, restricted cash of $422,356,794 and bank borrowings due within one year of $858,926,732. The Company's current liabilities exceed its current assets by $98,045,603. The Company has carried out a review of its cash flow forecast for the twelve months ending December 31, 2013. Although no assurance can be given, management believes that the Company will be able to execute its current total solution business, realize forecasted module sales prices and shipments, and renew its bank borrowings in 2013. The Company also considered the steps it might take should it encounter difficulties in fully executing its total solution business and sales plans. Management believes that, in those circumstances, the Company would be able to renew substantially all its existing bank borrowings as they become due. Between January 1, 2013 and March 31, 2013, the Company renewed and drew down short-term bank borrowings of $304,583,061, of which $159,438,369 is due beyond December 31, 2013. Based on the above factors, management believes that adequate sources of liquidity will exist to fund the Company's working capital and capital expenditures requirements and to meet its short term debt obligations and other liabilities and commitments as they become due.

(b)
Basis of consolidation

        The consolidated financial statements include the financial statements of CSI and its subsidiaries.

        The consolidated financial statements include the financial statements of CSI and its subsidiaries in which it has a controlling financial interest. A controlling financial interest is typically determined when a company holds a majority of the voting equity interest in an entity. The Company evaluates each of its interest in private companies to determine whether or not the investee is a variable interest entity ("VIE"). If the Company demonstrates it both has (i) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE, then the entity is consolidated. The Company has not consolidated any VIEs as of or during any of the periods presented. All significant intercompany balances and transactions between CSI and its subsidiaries have been eliminated in consolidation.

(c)
Use of estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's financial statements include revenue recognition for solar power projects accounted for under the percentage of completion method, estimated sales returns, allowance for doubtful accounts receivable and advances to suppliers, valuation of inventories and provision for firm purchase commitments, provision for contingent liability, impairment of project assets, useful lives and impairment of long lived assets, accrual for warranty and the recognition of the benefit from the purchased warranty insurance, fair value of foreign exchange derivatives, provision for uncertain tax positions and tax valuation allowances and assumptions used in the computation of share-based compensation, including the associated forfeiture rates.

(d)
Cash and cash equivalents and restricted cash

        Cash and cash equivalents are stated at cost, which approximates fair value. Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and have original maturities of three months or less when acquired.

        Restricted cash represents amounts held by banks, which are not available for the Company's general use, as security for issuance of letters of credit, short term notes payable, and bank borrowings. Upon maturity of the letters of credit and repayment of short term notes payable, and bank borrowings which generally occur within one year, the deposits are released by the bank and become available for general use by the Company.

(e)
Accounts receivable, unbilled

        Accounts receivable, unbilled represents revenue that has been recognized in advance of billing. The Company uses the percentage of completion method to recognize revenue from system integration projects for which the Company provides engineering, procurement and construction services ("EPC"). Under this accounting method, revenue may be recognized in advance of billing the customer, which results in the recording of accounts receivable, unbilled. Once the Company meets the billing criteria under such contract, it bills the customer and reclassifies the unbilled balance to accounts receivable, trade. Billing requirements vary by contract, but are generally structured around completion of certain construction milestones.

(f)
Allowance for doubtful receivables

        The Company began purchasing insurance from China Export & Credit Insurance Corporation ("Sinosure") since 2009 for certain of its accounts receivable, trade in order to reduce its exposure to bad debt loss. The Company provides an allowance for accounts receivable, trade using primarily a specific identification methodology. An allowance is recorded based on the likelihood of collection from the specific customer regardless whether such account is covered by Sinosure. At the time the claim is made to Sinosure, the Company records a receivable from Sinosure equal to the expected recovery up to the amount of the specific allowance. The Company had recorded a receivable from Sinosure in prepaid expenses and other current assets of $ $4,212,532, $5,337,282 and $9,515,899 as of December 31, 2010, 2011 and 2012, respectively, and a corresponding reduction in bad debt expense.

(g)
Advances to suppliers

        In order to secure a stable supply of silicon materials, the Company makes prepayments to certain suppliers based on written purchase orders detailing product, quantity and price. Such amounts are recorded in advances to suppliers in the consolidated balance sheets. Advances to suppliers expected to be utilized within twelve months as of each balance sheet date are recorded as current assets and the portion expected to be utilized after twelve months are classified as non-current assets in the consolidated balance sheets.

(h)
Inventories

        Inventories are stated at the lower of cost or market. Cost is determined by the weighted-average method. Cost is comprised of direct materials and, where applicable, direct labor costs, tolling costs and those overhead costs that have been incurred in bringing the inventories to their present location and condition.

        Adjustments are recorded to write down the cost of obsolete and excess inventory to the estimated market value based on historical and forecast demand.

        The Company outsources portions of its manufacturing process, including converting silicon into ingots, cutting ingots into wafers, and converting wafers into solar cells, to various third-party manufacturers. These outsourcing arrangements may or may not include transfer of title of the raw material inventory (silicon, ingots or wafers) to the third-party manufacturers. Such raw materials are recorded as raw materials inventory when purchased from suppliers. For those outsourcing arrangements in which title is not transferred, the Company maintains such inventory on the Company's balance sheet as raw materials inventory while it is in physical possession of the third-party manufacturer. Upon receipt, processed inventory is reclassified to work-in-process inventory and a processing fee is paid to the third-party manufacturer. For those outsourcing arrangements, which are characterized as sales, in which title (including risk of loss) does transfer to the third-party manufacturer, the Company is constructively obligated, through raw materials sales agreements and processed inventory purchase agreements, which have been entered into simultaneously with the third-party manufacturer, to repurchase the inventory once processed. In this case, the raw material inventory remains classified as raw material inventory while in the physical possession of the third-party manufacturer and cash is received, which is classified as "advances from customers" on the balance sheet and not as revenue or deferred revenue. Cash payments for outsourcing arrangements, which require prepayment for repurchase of the processed inventory, are classified as "advances to suppliers" on the balance sheet. There is no right of offset for these arrangements and accordingly, "advances from customers" and "advances to suppliers" remain on the balance sheet until the processed inventory is repurchased.

        On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for non-performance that is sufficiently large to make performance probable. This disincentive is generally in the form of a take-or-pay provision, which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same lower of cost or market approach as that used to value inventory. The Company records the expected loss only as it relates to the following fiscal period, as it is unable to reasonably estimate future market prices beyond one year, in cost of revenues in the consolidated statements of operations.

(i)
Project assets

        Project assets consist primarily of direct costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power projects. A project asset is initially recorded at the actual cost. For a self-developed project asset that is initially obtained by application of feed-in-tariff ("FIT") contract and other required permits and consents, the actual cost capitalized is the amount of the expenditure incurred for the application of those contracts, permits, consents and other similar direct costs. For a project asset acquired from external parties, the initial cost is the acquisition cost which includes the consideration transferred and certain direct acquisition costs. Modules, construction expenditure and other development costs incurred in the project development process will build up the cost of project assets.

        Project assets consisted of the following at December 31, 2012:

At December 31, 2012
$
Project assets—Acquisition cost	275,423,447
Project assets—Modules cost	30,721,957
Project assets—Development cost	67,037,602
Project assets—Others	25,964,018

Total Project assets	399,147,024

Current portion	180,436,619
Non-current portion	218,710,405

        The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In determining whether or not the project assets are recoverable, the Company considers a number of factors, including changes in environmental, ecological, permitting, marketing price or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease. Any impairment of the project assets will be recorded as cost of sales in the consolidated financial statements.

        Project assets expected to be sold within twelve months as of each balance sheet date are recorded as current assets and project assets expected to be sold after twelve months are recorded as non-current assets in the consolidated balance sheets. The cash flows associated with the acquisition, construction, and sale of projects assets are classified as from operating activities in the consolidated statements of cash flows.

        The Company does not depreciate the project assets. If the Company has to operate the project assets by itself, the project assets will be reclassified to property, plant and equipment.

(j)
Business combination

        Business combinations are recorded using the purchase method of accounting and, accordingly, the acquired assets and liabilities are recorded at their fair market value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill.

(k)
Assets acquisition

        When the Company acquires other entities, if the assets acquired and liabilities assumed do not constitute a business, the transaction is accounted for as an asset acquisition. Assets are recognized based on the cost, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets' carrying amounts on the Company's books. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the fair value of the assets (or net assets) acquired. The cost of a group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values and does not give rise to goodwill.

(l)
Property, plant and equipment

        Property, plant and equipment is recorded at cost less accumulated depreciation. The cost of property, plant and equipment comprises its purchase price and any directly attributable costs, including interest cost capitalized during the period the asset is brought to its working condition and location for its intended use. The Company expenses repair and maintenance costs as incurred.

        Depreciation is computed on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Machinery	5-10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years

        Costs incurred in constructing new facilities, including progress payment, capitalized interest and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion and depreciation commences from that time.

        For property, plant and equipment that has been placed into service, but is subsequently idled temporarily, the Company continues to record depreciation expense during the idle period. The Company adjusts the estimated useful life of the idled assets if the estimated useful life has changed.

(m)
Intangible assets

        Intangible assets primarily represent the power purchase agreement, technical know-how, and computer software purchased from third parties. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight-line basis for all intangible assets:

Power purchase agreement	20 years
Technical know-how	10 years
Computer software	1-10 years
(n)
Prepaid land use right

        Prepaid land use right represents amounts paid for the Company's lease for the use right of lands located in Changshu City, Suzhou City, and Luoyang City of People's Republic of China ("PRC"). Amounts are charged to earnings ratably over the term of the lease of 50 years.

(o)
Investments in affiliates

        The Company holds equity investments in affiliates, which include minority interests in project assets that are being constructed, for which it does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee. These investments are accounted for under equity method of accounting wherein the Company records its' proportionate share of the investees' income or loss in its consolidated financial statements.

        Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the investment is less than its carrying value. An impairment is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (1) nature of the investment; (2) cause and duration of the impairment; (3) extent to which fair value is less than cost; (4) financial conditions and near term prospects of the issuers; and (5) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value. During the years ended December 31, 2010, 2011 and 2012, the Company recorded impairment charges on its investments of $3.0 million, nil and $1.1 million, respectively.

(p)
Impairment of long-lived assets

        The Company assesses the recoverability of the carrying value of long-lived assets when an indicator of impairment has been identified. The Company reviews the long-lived assets each reporting period to assess whether impairment indicators are present. For purposes of recognition and measurement of an impairment loss, a long-lived asset or assets is grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For long-lived assets, when impairment indicators are present, the Company compares undiscounted future cash flows, including the eventual disposition of the asset group at market value, to the asset group's carrying value to determine if the asset group is recoverable. Assessments also consider changes in asset group utilization, including the temporary idling of capacity and the expected timing of placing this capacity back into production. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets. There was no impairment charge recognized for the years ended December 31, 2010, 2011 and 2012, respectively.

(q)
Interest Capitalization

        The Company capitalizes interest cost as part of the historical cost of acquiring or constructing certain assets during the period of time required to place the asset into service or sell the asset to a customer. These assets include property, plant and equipment and solar power system development and construction costs that the Company has capitalized as project assets. Interest capitalized for property, plant and equipment is depreciated over the estimated useful life of the related asset, as the qualifying asset is placed into service. The Company capitalizes interest in connection with the construction of project assets, and the interest capitalized forms part of the cost of sales when such project assets are sold and the Company has met all revenue recognition criteria. The Company capitalizes interest to the extent that expenditures to acquire, construct, or develop an asset have occurred and interest cost has been incurred. The Company ceases capitalization of interest for project assets if the Company has sold such solar power systems.

(r)
Contingencies

        Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

(s)
Income taxes

        Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net tax loss carry-forwards and credits using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

        Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances; (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority; and (iii) noncurrent tax expense, which represents the increases and decreases in amounts related to uncertain tax positions from prior period and not settled with cash or other tax attributes. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records penalties and interest associated with the uncertain tax positions as a component of income tax expense.

(t)
Revenue recognition

        Sales of modules, solar system kits and silicon materials are recorded when products are delivered and title and risk of loss or damage has passed to the customers. A Solar system kit is a ready-to-install package consisting of solar modules produced by the Company and components, such as inverters, racking system, tracker and other accessories, supplied by third parties. The Company only recognizes revenues when prices to the seller are fixed or determinable and collectability is reasonably assured. If collectability is not reasonably assured, the Company recognizes revenue only upon collection of cash. Revenues also include reimbursements of shipping and handling costs of products sold to customers. Sales agreements typically contain the customary product warranties but do not contain any post-shipment obligations nor any return or credit provisions.

        A majority of the Company's contracts provide that products are shipped under the term of free on board ("FOB"), ex-works, or cost, insurance and freight ("CIF"). Under FOB, the Company fulfills its obligation to deliver when the goods have passed over the ship's rail at the named port of shipment. The customer has to bear all costs and risks of loss or damage to the goods from that point. Under ex-works, the Company fulfills its obligation to deliver when it has made the goods available at its premises to the customer. The customer bears all costs and risks involved in taking the goods from the Company's premises to the desired destination. Under CIF, the Company must pay the costs, marine insurance and freight necessary to bring the goods to the named port of destination but the risk of loss of or damage to the goods, as well as any additional costs due to events occurring after the time the goods have been delivered on board the vessel, is transferred to the customer when the goods pass the ship's rail in the port of shipment.

        The Company uses the percentage of completion method to recognize revenue from systems integration projects for which the Company provides EPC services under an EPC contract when the contract price is fixed or determinable. The Company uses the cost-to-cost method to measure the percentage of completion and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and other associated costs. The Company recognizes job material costs as incurred costs when the job materials have been permanently attached or fitted to the solar power systems as required by the engineering design. The construction periods normally extend beyond six months and less than one year.

        The Company recognizes revenue from the sale of project assets in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Company has determined that the project assets, which represent the costs of constructing solar power projects, represent "integral" equipment and as such, the entire transaction is in substance the sale of real estate and subject to the revenue recognition guidance under ASC 360-20 Real Estate Sales. The Company recognizes revenue and profit using the full accrual method once the sale is consummated, the buyer's initial and continuing investments are adequate to demonstrate its commitment to pay, the receivable is not subject to any future subordination, and the Company has transferred the usual risk and rewards of ownership to the buyer. If these criteria are met and the Company executes a sales agreement prior to the delivery of the solar power project and has an original construction period of three months or longer, the Company recognizes revenue and profit under the percentage of completion method of accounting applicable to real estate sales when the Company can reasonably estimate progress towards completion. If the criteria for recognition under the full accrual method are met except that the buyer's initial and continuing investment is less than the level determined to be adequate, the Company recognizes revenue using the installment method. Under the installment method, the Company records revenue up to costs incurred and apportions each cash receipt from the buyer between cost recovered and profit in the same ratio as total cost and total profit bear to the sales value. During 2012, the Company recognized $48,900,758 of revenue using the full accrual method.

        The Company allocates revenue for transactions involving multiple-element arrangements to each unit of accounting on a relative fair value basis. The Company estimates fair value on each unit of accounting on the following basis (i) vendor-specific objective evidence of selling price, if it exists, otherwise, (ii) third-party evidence of selling price. If neither (i) nor (ii) exists, management's best estimate of the selling price for that unit of accounting is used. The Company recognizes revenue for each unit of accounting when the revenue recognition criteria have been met.

        Sales to customers are recorded net of estimated returns.

        The Company enters into toll manufacturing arrangements in which the Company receives wafers and returns finished modules. In those cases, the title of the wafers received and risk of loss remains with the seller. As a result, the Company does not recognized inventory on the balance sheet. The Company recognizes a service fee as revenue when the processed modules are delivered. During the years ended December 31, 2010, 2011 and 2012, the Company recognized nil, $24,709,792, and $7,911,733 of revenue, respectively, under toll manufacturing arrangements.

        The Company enters into buy/sell arrangements with certain raw material vendors pursuant to which the Company sells finished goods, comprising either solar cells or solar modules, in exchange for raw materials, typically silicon wafers. These arrangements are made with counterparties in the same line of business as the Company and are executed as a means of securing a consistent supply of raw materials. The transactions are recorded in revenues and cost of revenues at fair value on a gross basis. During the years ended December 31, 2010, 2011, and 2012, the Company purchased nil, $21,463,337, and nil of raw materials and sold nil, $43,883,871, nil of finished goods under these buy-and-sell arrangements, respectively.

        As of December 31, 2010, 2011 and 2012, the Company had inventories of $18.8 million, $23.2 million and $18.4 million, respectively, relating to sales to customers where revenues were not recognized because the collection of payment was not reasonably assured. The delivered product remains in inventories on consolidated balance sheets, regardless of whether title has been transferred. In such cases, the Company recognizes revenue, relieves inventories and recognizes cost of revenue when payment is collected from customers.

(u)
Shipping and handling costs

        Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to solar module sales of $23,727,467, $31,785,077 and $41,902,327, are included in selling expenses for the years ended December 31, 2010, 2011 and 2012, respectively.

(v)
Research and development

        Research and development costs are expensed when incurred and amounted to $6,843,216, $19,838,547 and $12,998,122 for the years ended December 31, 2010, 2011 and 2012, respectively.

(w)
Advertising expenses

        Advertising expenses are expensed as incurred and amounted to $5,148,215, $11,194,027 and $11,874,452 for the years ended December 31, 2010, 2011 and 2012, respectively.

(x)
Warranty cost

        Before June 2009, the Company typically sold standard solar modules and products with up to a two-year guarantee for defects in materials and workmanship and a 10-year and 25-year warranty against declines of more than 10% and 20%, respectively, from the initial minimum power generation capacity at the time of delivery. In June 2009, the Company increased its warranty against defects in materials and workmanship to six years. Effective August 1, 2011, the Company increased its warranty against defects in materials and workmanship to 10 years and guarantees that, for a period of 25 years the modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from year 2 to year 24, the actual annual power output decline will be no more than 0.7%; and (iii) by the end of year 25, the actual power output of the module will be no less than 80% of the labeled power output. The Company has the right to repair or replace solar modules, at its option, under the terms of the warranty policy. The Company maintains warranty reserves to cover potential liabilities that could arise under these guarantees and warranties.

        In addition to the solar module warranty described above, for utility-scale solar power projects built by the Company, the Company provides a limited warranty against defects in workmanship under normal use, operation and service conditions for a period of five years following the energizing of the solar power plant. In resolving claims under both the workmanship warranty, the Company has the option of remedying through repair, refurbishment, or replacement of equipment.

        When recognizing revenue for modules, solar system kits or solar power projects, the Company accrues a liability for the estimated future costs of meeting the limited warranty obligations. Due to limited warranty claims to date, the Company accrues the estimated costs of warranties based on an assessment of its competitors' accrual history, industry-standard accelerated testing, estimates of failure rates from its quality review, and other assumptions that the Company believes to be reasonable under the circumstances. Actual warranty costs are accumulated and charged against the accrued warranty liability. To the extent that accrual warranty costs differ from the estimates, the Company will prospectively revise the accrual rate. The Company currently records a 1% warranty provision for sales of solar modules and 0.8% for sales of solar system kits and solar power projects. The warranty costs of $14,259,880, $18,347,272 and $12,516,349 are included in cost of revenues for the years ended December 31, 2010, 2011 and 2012, respectively.

        The Company began to purchase product warranty insurance from a group of insurance companies to reduce the Company's exposure to the warranty and provide additional assurance to the Company's customers in April 2010. Under the terms of the policies, the insurance companies are obliged to reimburse the Company, subject to certain maximum claim limits and certain deductibles, for the actual product warranty costs that the Company incurs under the terms of the Company's warranty policy. The Company's customers are also beneficiaries of the policy, and would have recourse to the insurance companies in the event that the Company was unable to perform under the terms of the policy. The Company records the insurance premiums initially as prepaid expenses and amortizes them over the respective policy period, normally one year. The unamortized carrying amount is $14,719,807 and $3,061,879 as of December 31, 2011 and 2012, respectively and was included as a component of other current assets. If the Company determines that the product warranty costs to be reimbursed from the insurance companies are probable and determinable, an asset is recognized on the balance sheet. The Company reviews the recoverability of warranty insurance receivables at each period end. As of December 31, 2012, the insurance receivable amounts were $35,441,672, and were included as a component of other non-current assets.

(y)
Redeemable Non-controlling Interest

        Redeemable non-controlling interests are equity interests in common stock of consolidated subsidiaries that have redemption features that are not solely within our control. These interests are classified as temporary equity because their redemption is considered probable. These interests are measured at the greater of estimated redemption value at the end of each reporting period or the initial carrying amount of the redeemable non-controlling interests adjusted for cumulative earnings allocations.

(z)
Foreign currency translation

        The United States dollar ("U.S. dollar"), the currency in which a substantial amount of the Company's transactions are denominated, is used as the functional and reporting currency of CSI. Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the U.S. dollar during the year are converted into the U.S. dollar at the applicable rates of exchange prevailing on the transaction date. Transaction gains and losses are recognized in the consolidated statements of operations. Gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities are not recognized in earnings, but are included as a component of other comprehensive income.

        The financial records of certain of the Company's subsidiaries are maintained in local currencies other than the U.S. dollar, such as Renminbi ("RMB"), Euro ("EUR"), Canadian dollar ("CAD") and Japanese Yen ("Yen"), which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as foreign currency translation adjustment and are shown as a separate component of other comprehensive income in the statements of comprehensive income.

(aa)

(aa) Comprehensive income

        Comprehensive income includes all changes in equity except those resulting from investments by owners and distributions to owners. For the years presented, total comprehensive income included (i) net income, (ii) foreign currency translation adjustments and (iii) gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities. The consolidated financial statements have been adjusted for the retrospective application of the authoritative guidance regarding presentation of comprehensive income, which was adopted by the Company on January 1, 2012.

(ab)

(ab) Foreign currency risk

        The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company's cash and cash equivalents and restricted cash denominated in RMB amounted to $296,612,028, $363,647,327 and $491,288,121 as of December 31, 2010, 2011 and 2012, respectively.

(ac)

(ac) Concentration of credit risk

        Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and advances to suppliers. All of the Company's cash and cash equivalents are held with financial institutions that Company management believes to be high credit quality.

        The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers. With respect to advances to suppliers, such suppliers are primarily suppliers of raw materials and EPC services. The Company performs ongoing credit evaluations of its suppliers' financial conditions. The Company generally does not require collateral or security against advances to suppliers, however, it maintains a reserve for potential credit losses and such losses have historically been within management's expectation.

        The Company makes the prepayments without receiving collateral. Such prepayments are unsecured and expose the Company to supplier credit risk. As of December 31, 2011 and 2012, gross prepayments made to individual suppliers in excess of 10% of total advances to suppliers are as follows:

	At December 31, 2011	At December 31, 2012
	$	$
Supplier A	—	18,999,361
Supplier B	17,408,593	17,712,192
Supplier C	10,157,248	10,182,165
Supplier D	9,517,110	9,545,172
Supplier E	7,935,350	7,954,817
Supplier F	9,430,646	1,188,507

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(ad) Fair value of derivatives and financial instruments

        The Company estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (i.e., an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority, Level 1, to measurements based on unadjusted quoted prices in active markets for identical assets or liabilities and lowest priority, Level 3, to measurements based on unobservable inputs and classifies assets and liabilities with limited observable inputs or observable inputs for similar assets or liabilities as Level 2 measurement. When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use; when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates.

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(ae) Earnings per Share

        Basic income per share is computed by dividing income attributable to holders of common shares by the weighted average number of common shares outstanding during the year. Diluted income per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common share equivalents are excluded from the computation in loss periods, as their effects would be anti-dilutive.

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(af) Share-based compensation

        The Company's share-based compensation with employees and non-employees, such as restricted shares and share options, is measured at the grant date, based on the fair value of the award, and is recognized as expense over the requisite service period. The Company has made an estimate of expected forfeitures and is recognizing compensation cost only for those equity awards expected to vest.

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(ag) Recently issued accounting pronouncements

        In February 2013, the FASB issued ASU 2013-02, an authoritative pronouncement related to reporting of amounts reclassified out of accumulated other comprehensive income. Under the guidance, an entity is required to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required under US GAAP to be reclassified in its entirety to net income. For other amounts that are not required under US GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required under US GAAP that provide additional detail about those amounts. The amendments are effective prospectively for reporting periods beginning after December 15, 2012. Early adoption is permitted. The Company is in the process of evaluating the effect of adoption of this pronouncement.

        In March 2013, the FASB issued ASU 2013-05, an authoritative pronouncement related to parent's accounting for the cumulative translation adjustment upon de-recognition of certain subsidiaries or groups of assets within a foreign entity or of an investment in a foreign entity. Under the guidance, the cumulative translation adjustment should be released into net income when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. A pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of an equity method investment which is a foreign entity. The amendments are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. The Company is in the process of evaluating the effect of adoption of this pronouncement.

        In July 2012, the FASB issued ASU 2012-02, Impairment of Indefinite-Lived Intangible Assets, an authoritative pronouncement related to testing indefinite-lived intangible assets, other than goodwill, for impairment. Under the guidance, an entity testing an indefinite-lived intangible asset for impairment has the option of performing a qualitative assessment before calculating the fair value of the asset. If the entity determines, on the basis of qualitative factors, that the fair value of the indefinite-lived intangible asset is not more likely than not (i.e., a likelihood of more than 50 percent) impaired, the entity would not need to calculate the fair value of the asset. The guidance does not revise the requirement to test indefinite-lived intangible assets annually for impairment. In addition, the guidance does not amend the requirement to test these assets for impairment between annual tests if there is a change in events or circumstances; however, it does revise the examples of events and circumstances that an entity should consider in interim periods. The guidance was effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. The adoption of this guidance did not have a significant effect on the Company's consolidated financial statements.